Deutsche Asset Management
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Mutual Fund

Semi-Annual Report

                                                              September 30, 2001

                                                                   Premier Class

Asset Management Fund
                                                                 A Member of the
                                                             DEUTSCHE BANK GROUP
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Asset Management Fund--Premier Class
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TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ......................................... 3
              PERFORMANCE COMPARISON ......................................... 9

              ASSET MANAGEMENT FUND--PREMIER CLASS
                 Statement of Assets and Liabilities .........................10
                 Statement of Operations .....................................11
                 Statements of Changes in Net Assets .........................12
                 Financial Highlights ........................................13
                 Notes to Financial Statements ...............................14

              ASSET MANAGEMENT PORTFOLIO
                 Schedule of Portfolio Investments ...........................16
                 Statement of Assets and Liabilities .........................25
                 Statement of Operations .....................................26
                 Statements of Changes in Net Assets .........................27
                 Financial Highlights ........................................28
                 Notes to Financial Statements ...............................29



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                The Fund is not insured by the FDIC and is not a
                deposit, obligation of or guaranteed by Deutsche
                Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
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Asset Management Fund--Premier Class
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LETTER TO SHAREHOLDERS


We are pleased to present you with this semi-annual report for Deutsche Asset Management's Asset Management Fund--Premier Class (the `Fund'), providing a review of the markets, the Portfolio (the Fund invests all of its assets in a master portfolio with the same goal as the Fund), and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
ECONOMIC ACTIVITY REMAINED SLUGGISH THROUGH MOST OF THE WORLD FOR THE SEMI-ANNUAL PERIOD ENDED SEPTEMBER 2001. INDEED, SINCE THE SECOND HALF OF 2000, GLOBAL GDP GROWTH WAS RUNNING AT THE WEAKEST CLIP IN NEARLY A DECADE AND AT ONLY HALF THE PACE SEEN IN LATE 1999 AND EARLY 2000.
o The economic slowdown began in the US and has been the most pronounced there, as households and businesses struggled to unwind the excesses built up during the late 1990s boom.
o Elsewhere, Japan's economy slipped back into a recession, and European economies overall gradually lost momentum.
o In addition to the ripple effects from the US economic slowdown and the downturn in US financial markets, higher energy prices and the lagged effects of monetary tightening in 1999 and 2000 also took a toll on global economic activity.
o The deterioration in economic conditions prompted a powerful response from policymakers around the world. The US Federal Reserve Board was the most aggressive in lowering interest rates, but other central banks eased interest rates as well, including the European Central Bank, the Bank of England and the Bank of Japan. Fiscal policy kicked in, too, with tax cuts enacted in the US and in several European countries.

THE TRAGIC TERRORIST ATTACKS ON THE US OF SEPTEMBER 11 DRAMATICALLY ALTERED THE ECONOMIC AND FINANCIAL LANDSCAPE.
o The horrendous shock hit an already fragile global economy, making its path toward recovery even more precarious and tempering most hopes of avoiding a recession in the US and many other world economies.
o The greatest concern is the adverse effects of uncertainty and fear on household, business and investor behavior. People often respond to a quantum leap in uncertainty by hunkering down--ie, reducing investment risk, curbing spending and generally disengaging from economic processes. If this behavior should last more than a few weeks, then the result will likely be further economic weakness, at least for the short term.

US EQUITIES
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001, THE BROAD US EQUITY MARKET WAS DOWN SIGNIFICANTLY.
o The second calendar quarter began on an upbeat note with a broad US equity market rally in April following a fourth interest rate cut of 0.50% by the Federal Reserve Board and the announcement of an unexpectedly high US GDP growth rate of 2% for the first quarter of 2001.
o In the wake of a fifth 0.50% interest rate reduction by the Federal Reserve Board in mid-May, investor fears of a recession were calmed, and the equity markets continued their good performance. However, conflicting economic data and changes in the political environment then caused the equity markets to falter.
o These factors, together with an interest rate cut of 0.25% by the Federal Reserve Board on June 27th, resulted in mixed performance for the equity markets in June.
o Mixed economic signals, an ongoing stream of negative corporate earnings announcements, and the tragic events of September 11th led to broad US equity market weakness through much of the third calendar quarter of 2001.
o The Federal Reserve Board continued its aggressive efforts to boost the US economy with yet another 0.25% interest rate reduction in August. Still, disappointing corporate earnings data and rising layoffs, particularly in the Technology sector, hurt general US equity market performance.
o The month of September was no doubt a historic one, as we saw the horrendous destruction of the World Trade Center, a symbol not only of US capitalism and financial strength but also of global free trade. The tragic human, physical and economic devastation led the US equity market exchanges to close for four days, the longest such suspension of activity since 1933. The Federal Reserve Board quickly reduced interest rates on September 17th, just before the stock exchanges re-opened, to inject liquidity into the financial markets, as needed, until more normal market functioning is restored.


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Asset Management Fund--Premier Class
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LETTER TO SHAREHOLDERS

o The broad US equity markets severely retrenched for the remainder of the month, driven less by market fundamentals than by the adverse effects of uncertainty on investor sentiment.

THE S&P 500 INDEX WAS DOWN 9.69% FOR THE SIX MONTH PERIOD.
o Small capitalization stocks, as measured by the Russell 2000 Index, declined 9.47% for the semi-annual period.
o Mid capitalization stocks, as measured by the S&P MidCap 400 Index, outperformed both their large cap and small cap brethren during the six months ended September 30, 2001, with a six month return of -5.59%.
o Value stocks significantly outperformed growth stocks within all equity capitalization sectors during this semi-annual period as measured by the Russell 2000 Value Index versus the Russell 2000 Growth Index.

US BONDS
OVERALL, THE US FIXED INCOME MARKETS PERFORMED STRONGLY DURING THE SEMI-ANNUAL PERIOD, BOOSTED MOST BY US ECONOMIC WEAKNESS.
o US nominal GDP growth fell through the period, declining from a high rate of 5.6% in the second calendar quarter of 2000 to 0.3% in the second calendar quarter of 2001. Estimates for the quarter ended September 30, 2001 are even more modest. Businesses sought to trim unwanted inventories, industrial production faltered and consumer demand weakened. In the wake of the September 11 tragedy, business and consumer spending are feared to be grinding to a standstill.
o In an effort to stimulate the sluggish economy and thwart a recession, the Federal Reserve Board lowered the targeted federal funds rate on eight separate occasions from January through September 2001 for a total of 3.50%, bringing the targeted federal funds rate to 3.00%. These interest rate cuts included three intra-meeting reductions, the last during the semi-annual period being on the first day the US equity markets resumed trading after September 11. Since September 11, the Federal Reserve Board has gone to great lengths to ensure that ample liquidity was provided to the global capital markets.
o This economic environment, along with tremendous volatility in the equity markets, led to fixed income being the asset class of choice throughout most of the semi-annual period.
o Also, the yield curve became increasingly more positively sloped since the first of the year 2001, as investors especially flocked to short-term Treasuries. This steepening yield curve created a more favorable environment for fixed income investing overall.

INTERNATIONAL MARKETS
OVERALL, THE SEMI-ANNUAL PERIOD WAS NOT A GOOD ONE FOR WORLD EQUITY MARKETS, AS VIRTUALLY ALL OF THE MAJOR COUNTRY INDICES FOR THE US, JAPAN, GERMANY, AND ELSEWHERE EXPERIENCED DRAMATIC WEAKNESS AND HIGH VOLATILITY.
o World equity markets were rattled by news of a continued economic slowdown in Europe and Asia. Even more worrisome was the confirmation of a US economic slowdown.
o Optimism surrounding additional interest rate cuts by the US Federal Reserve Board was generally superceded by continued concern over corporate profits and uncertainty regarding the global economy's ability to recover in the latter months of 2001.
o Regionally, European markets outpaced the Asian and Pacific Rim equity markets. Both regions outperformed the Japanese equity market for the six month period.
o International bond markets performed relatively well, producing positive returns for the semi-annual period.

CASH
Two important themes drove the performance of major currencies during the period. First, the global economic

FIVE LARGEST COMMON STOCK HOLDINGS
(percentages are based on total net assets of the Portfolio)

  General Electric Co. ........................ 1.84%
  Microsoft Corp. ............................. 1.38
  Exxon Mobil Corp. ........................... 1.37
  Pfizer Inc. ................................. 1.26
  Wal-Mart Stores Inc. ........................ 1.10

FIVE LARGEST FIXED INCOME LONG TERM SECURITIES
(percentages are based on total net assets of the Portfolio)

  US Treasury Bond, 8.125%, 8/15/19 ........... 2.86%
  Chase Mortgage Finance, 6.75%, 10/25/28 ..... 1.07
  Harrisburg, PA Hsg. Corp., 10.00%, 7/15/24 .. 1.07
  FHLMC, 7.00%, 1/15/11 ....................... 1.04
  GTHEL 99-H AF5, 7.60%, 12/15/29 ............. 1.03

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Asset Management Fund--Premier Class
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LETTER TO SHAREHOLDERS
slowdown, led by the US. Second, aggressive direct official intervention by the Bank of Japan to depress the yen. The US dollar in particular was undermined by the first of these themes, as the market moved to discount a deeper and more prolonged slowdown of economic activity in the US. Consequently, the US dollar slipped from its multi-year highs in the third calendar quarter. The euro and, perhaps more surprisingly, the yen were both able to take advantage of the dollar's fragility.

INVESTMENT REVIEW
The Fund outperformed the S&P 500 Index and its Lipper category average, but underperformed the Salomon Broad Investment Grade Bond Index and the Asset Allocation Index--Long Range for the semi-annual period ended September 30, 2001.

[GRAPHIC OMITTED]
 ASSET ALLOCATION (as of 9/30/01)
 (percentages are based on market value of total investments in the Portfolio)
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     Bonds                                35.95%
     Short-term Instruments               12.50%
     Stocks                               51.55%

This chart shows Asset Management Fund's investment exposure to different asset classes (ie, stocks, bonds and short term instruments). The Fund also may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market. Future contracts are not reflected in the chart above.

                                                               CUMULATIVE                          AVERAGE ANNUAL
                                                            TOTAL RETURNS                           TOTAL RETURNS
   Periods Ended           6 Months   1 Year   3 Years  5 Years     Since    1 Year   3 Years  5 Years      Since
   September 30, 2001                                            Inception                              Inception
 Asset Management Fund--
   Premier Class 1
   (inception 9/16/93)     (3.61)%  (13.00)%   11.77%   59.24%   110.20%   (13.00)%    3.78%    9.75%     9.68%
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 S&P 500 Index 2           (9.69)%  (26.63)%    6.23%   62.69%   163.36% 6 (26.63)%    2.03%   10.22%    12.87% 6
 Salomon Broad Investment
   Grade Bond Index 3       5.25%    13.06%    20.58%   47.44%    70.83% 6  13.06%     6.44%    8.07%     6.92% 6
 Asset Allocation Index--
   Long Range 4            (3.26)%  (10.95)%   13.46%   56.79%   118.87% 6 (10.95)%    4.30%    9.41%    10.28% 6
 Lipper Flexible Portfolio
   Funds Average 5         (5.98)%  (14.93)%   10.75%   40.16%    93.72% 6 (14.93)%    3.30%    6.83%     8.37% 6

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1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE.RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived. Derivatives may be more volatile and less liquid than traditional securities and theFund could suffer losses on its derivative positions.Mergers and acquisition transactions may be renegotiated, terminated, or delayed and in the event that these transactions fail to close or close at a less than expected price per share, the Fund may realize losses or a lower return than expected.
2 The S&P 500 Index is an unmanaged index that measures the performance of 500 large UScompanies.Benchmark returns do not reflect expenses that have been deducted from the Fund's return.
3 The Salomon Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded USTreasury, agency, mortgage and corporate securities.Benchmark returns do not reflect expenses that have been deducted from the Fund's return.
4 The Asset Allocation Index--Long Range is calculated using the performance of three unmanaged indices representative of stocks (the S&P500 Index), bonds (the Salomon Broad Investment Bond Grade Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
6 Benchmark returns are for the period beginning September 30, 1993.

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Asset Management Fund--Premier Class
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LETTER TO SHAREHOLDERS

The Fund's overweighting in Canadian bonds, underweighting in US stocks and strong exposure to the euro versus the US dollar boosted performance. However, these positive contributors were overshadowed by the negative impact of the Fund's overweighting of certain international equity markets, such as Canada and Germany, and underweighting of US fixed income securities during the first part of the semi-annual period. Our model's assessment of a wide variety of factors supported the Fund's allocation.

There were two primary drivers behind the equity overweighting, and within that the overweighting of international equities, particularly of European markets, and underweighting of US equities. These were low inflationary pressures and a seemingly more stable economic environment in European markets. However, economic events in the late summer and the tragic attacks of September 11 unfolded very quickly causing a high level of investment uncertainty and volatility. Thus, we began to selectively reduce the Fund's international equity positions toward the end of the semi-annual period.

The Fund's fixed income position was based primarily on our quantitative model's evaluation of the steep slope of the yield curve and the absolute level of interest rates during the semi-annual period.

As of September 30, 2001, the Fund's asset weightings were 54.57% in equities, 38.77% in bonds and 6.66% in cash and other short-term instruments.1

MANAGER OUTLOOK
PRIOR TO THE TRAGIC EVENTS OF SEPTEMBER 11, THE FEDERAL RESERVE BOARD WAS STILL IN AN EASING PHASE, ALTHOUGH THE PACE OF INTEREST RATE CUTS WAS CLEARLY SLOWING AND ARGUABLY NEARING AN END, AS THE US ECONOMY SHOWED SIGNS OF BOTTOMING. NOW, THE FEDERAL RESERVE BOARD HAS SHIFTED BACK INTO AN AGGRESSIVE EASING MODE, AND WE EXPECT US GDP TO CONTRACT MODESTLY OVER THE REMAINING MONTHS OF 2001.
o On October 2, the Federal Reserve Board cut interest rates for the ninth time this year, bringing the targeted federal funds rate down by another 0.50% to 2.50%. The Federal Reserve Board stated that the terrorist attacks of September 11 `significantly heightened uncertainty in an economy that was already weak. Business and household spending, as a consequence, are being further dampened.'
o The two interest rate cuts since the attacks will likely be followed by additional moves before the end of 2001, perhaps bringing the cumulative rate reductions in this easing cycle to 4.50% and taking the targeted federal funds rate down to a half-century low of 2.00%. This rate would clearly be perceived as stimulative.
o In our view, the Federal Reserve Board is likely to maintain its easing stance until there is concrete evidence that the uncertainty weighing on economic activity is lifting and the economy is on a self-sustained path toward recovery. Perhaps by next spring or summer, the Federal Reserve Board may begin the process of moving interest rates back to more `neutral' levels.

THE US EQUITY MARKET OUTLOOK WAS CLOUDED BY STILL-HIGH VALUATIONS AND A DETERIORATING PROFIT PICTURE EVEN BEFORE SEPTEMBER 11.
o Corporate profits had been pummeled by weak economic growth and a sharp squeeze on margins borne of rising unit labor costs that firms were only partially able to pass through to consumer prices. Real labor compensation had finally caught up to the pickup in productivity growth over the 1990s. Still, we had been anticipating a gradual improvement in corporate profits, as the economy regained its footing.
o Now, we expect corporate profits to suffer further from the sharp, ongoing deterioration in economic activity. However, we believe much of this deterioration has likely been already discounted in the market sell-off seen since the US equity markets resumed activity on September 17.
o Thus, if the uncertainty begins to lift, labor resources become less strained and the economy begins to recover in 2002, as we anticipate, then the pressure on unit labor costs should ease, alleviating the terrible squeeze on profit margins. The corporate revenue picture should brighten.

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1 Asset weightings include market value of futures contracts as of September 30,
  2001.
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Asset Management Fund--Premier Class
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LETTER TO SHAREHOLDERS


ONGOING UNCERTAINTY IS EXPECTED TO RESULT IN THE US FIXED INCOME MARKETS OVERALL CONTINUING TO PERFORM WELL INTO 2002.
o We expect short-term interest rates to remain extremely low, and thus the yield curve to be extremely steep into the first months of 2002. In anticipation of an economic recovery in the second half of 2002, we then anticipate that short-term and intermediate-term interest rates may begin increasing--and the yield curve to begin moderating--by next spring.
o Long-term interest rates, in our view, may decline slightly further in the months ahead, as inflation pressures diminish. Still, these rates are apt to be constrained longer-term by prospects of an eventual economic recovery and a much less rosy federal budget picture than was being painted just months ago.

FOR THE NEAR TERM, OUR OUTLOOK FOR THE INTERNATIONAL EQUITY MARKETS REMAINS CAUTIOUS. GLOBAL ECONOMIC GROWTH, VISIBILITY OF COMPANY REVENUES AND PROFITABILITY DEVELOPMENT AND VALUATIONS CONTINUE TO BE SIGNIFICANT INVESTOR CONCERNS.
o However, we do expect to see some world equity market recovery early in 2002. The lagged effects of the US Federal Reserve Board's aggressive monetary easing and a sharp upturn in liquidity have set the stage, in our view, for an eventual rally in world stock prices.
o We believe that Europe should hold up well for a recovery in the first half of next year, as the long-term trends for European equities are still intact, despite the risks of the global economic slowdown.
o  The situation in Japan remains a concern for many fundamental reasons.

LOOKING FORWARD, THE EURO/US DOLLAR EXCHANGE RATE WILL, WE BELIEVE, CONTINUE TO BE DETERMINED BY STRUCTURAL, CYCLICAL AND GEOPOLITICAL FACTORS. WE EXPECT THAT THE DOMINANT FORCE FOR THE YEN WILL LIKELY REMAIN OFFICIAL INTERVENTION TO PUSH THE CURRENCY GRADUALLY WEAKER AS A POLICY RESPONSE TO THE GLOBAL ECONOMIC SLOWDOWN.
o We believe that structurally there is value in the euro relative to the US dollar. Geopolitically, the outcome of the conflict between the US-led alliance against those states accused of sponsoring terrorism adds an increased degree of uncertainty to currency markets. The currency markets may be further impacted by the length of time it takes for the allied forces to gain decisive victory.
o The deterioration of credit quality in Japan and the potential for its entrenched deflationary cycle to spiral out of control generates the possibility of a flight of capital from Japan that could lead to a collapse of the yen. While certainly a risk, we think this scenario unlikely since the Japanese would be expected to adopt more aggressive bank reform and monetary policy stimulus or capital controls before allowing such an event to occur.

DESPITE THIS ENVIRONMENT OF DIFFICULTY AND INCERTITUDE, WE SHOULD NOT LOSE SIGHT OF SEVERAL IMPORTANT POSITIVES.
o First and foremost, the basic financial and economic infrastructures of the US and the rest of the industrialized world remain intact.
o The fiscal and monetary policy response has already been powerful, and more stimuli are likely on the way, both in the US and elsewhere.
o At least some of the pickup in US productivity growth associated with the Information Technology sector is likely to persist.
o A more pronounced weakening of economic activity in the near-term should help unwind the excesses of the late-1990s boom--eg, too-high equity valuations, a focus on business capital investment, especially in technology resources, and anemic household savings. Such an unwinding, in turn, could pave the way for a more vigorous recovery once the policy stimuli take hold and the geopolitical uncertainty recedes.

Indeed, we anticipate a powerful economic rebound by the second half of 2002--with even stronger growth rates than we had envisioned prior to the attacks. Admittedly, such growth will likely be from a lower base level of economic activity, with greater slack in labor and product markets.

Economic and market outlooks are always a challenge and subject to innumerable variables. It is even more difficult than usual to pinpoint the precise timing of an economic recovery now, because such an upturn depends crucially on how the geopolitical and military response to the terrorist attacks on the US plays out.


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Asset Management Fund--Premier Class
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LETTER TO SHAREHOLDERS

We intend to stay disciplined to the Fund's model-driven investment strategy. We will, of course, continue to closely observe economic conditions and how they affect the financial markets, as we seek to provide high total return with reduced risk over the long term.

We value your ongoing support of the Asset Management Fund and look forward to continuing to serve your investment needs in the years ahead.




/S/ JANET CAMPAGNA
/S/ ROBERT WANG
Janet Campagna and Robert Wang
Portfolio Managers of the ASSET MANAGEMENT PORTFOLIO
September 30, 2001




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Asset Management Fund--Premier Class
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PERFORMANCE COMPARISON1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Asset Management Fund--Premier Class, S&P 500 Index,
Salomon Broad Investment Grade Bond Index,
Asset Allocation Index--Long Range and Lipper Flexible Portfolio Funds Average Growth of a $5,000,000 Investment (since September 16, 1993)2

          Asset Management   S&P 500 Index   Salomon Broad      Asset              Lipper Flexible
          Fund--Premier                      Investment Grade   Allocation         Portfolio Funds Average
          Class                              Bond Index         Index--Long Range
09/16/93  $5,000,000        $5,000,000      $5,000,000          $5,000,000          5,000,000
10/31/93   5,055,000         5,103,430       5,015,500           5,063,500          5,053,405
11/30/93   4,990,000         5,054,785       4,973,470           5,023,458          4,979,605
12/31/93   5,041,500         5,115,900       5,001,545           5,068,321          5,069,135
01/31/94   5,132,000         5,289,830       5,069,066           5,188,516          5,195,485
02/28/94   5,011,000         5,146,250       4,984,920           5,082,022          5,103,195
03/31/94   4,835,000         4,921,890       4,861,094           4,917,446          4,930,325
04/30/94   4,847,500         4,985,005       4,824,636           4,940,386          4,937,650
05/31/94   4,873,000         5,066,815       4,824,154           4,986,257          4,956,950
06/30/94   4,767,000         4,942,615       4,813,806           4,917,368          4,873,845
07/31/94   4,873,500         5,104,920       4,905,052           5,040,471          4,969,215
08/31/94   4,960,000         5,314,220       4,910,447           5,157,838          5,085,635
09/30/94   4,858,000         5,184,265       4,839,933           5,064,322          5,006,550
10/31/94   4,893,000         5,300,735       4,835,190           5,127,433          5,044,930
11/30/94   4,821,000         5,107,690       4,822,343           5,022,065          4,924,170
12/31/94   4,879,000         5,183,455       4,858,993           5,078,814          4,955,510
01/31/95   4,988,000         5,317,880       4,959,574           5,190,497          5,002,280
02/28/95   5,123,000         5,525,125       5,075,419           5,346,759          5,147,400
03/31/95   5,180,000         5,688,155       5,104,857           5,447,090          5,252,070
04/30/95   5,282,500         5,855,655       5,174,564           5,563,763          5,359,965
05/31/95   5,465,500         6,089,690       5,379,994           5,766,367          5,542,190
06/30/95   5,523,000         6,231,135       5,417,412           5,856,924          5,669,710
07/31/95   5,605,500         6,437,780       5,406,577           5,962,583          5,830,130
08/31/95   5,631,500         6,453,965       5,468,753           5,997,762          5,873,140
09/30/95   5,769,000         6,726,340       5,520,159           6,159,342          6,009,075
10/31/95   5,790,500         6,702,295       5,594,129           6,178,929          5,968,750
11/30/95   5,956,500         6,996,515       5,681,397           6,364,636          6,160,665
12/31/95   6,027,500         7,131,280       5,759,801           6,466,439          6,245,100
01/31/96   6,176,000         7,373,885       5,798,967           6,605,726          6,382,035
02/29/96   6,154,000         7,442,490       5,700,385           6,602,852          6,430,220
03/31/96   6,204,000         7,514,005       5,659,342           6,623,519          6,468,015
04/30/96   6,240,500         7,624,790       5,617,463           6,662,763          6,559,870
05/31/96   6,346,000         7,821,660       5,614,654           6,759,074          6,655,385
06/30/96   6,396,000         7,851,270       5,687,083           6,806,489          6,640,890
07/31/96   6,202,500         7,504,400       5,702,438           6,650,518          6,441,195
08/31/96   6,331,000         7,662,695       5,693,885           6,727,198          6,559,415
09/30/96   6,600,000         8,094,225       5,792,958           6,979,637          6,801,250
10/31/96   6,771,000         8,317,230       5,923,300           7,143,553          6,920,620
11/30/96   7,144,000         8,945,900       6,021,034           7,484,908          7,245,385
12/31/96   7,005,500         8,768,640       5,968,049           7,383,637          7,177,775
01/31/97   7,327,500         9,316,465       5,990,728           7,650,666          7,434,465
02/28/97   7,322,000         9,389,480       5,997,318           7,689,417          7,412,470
03/31/97   7,091,500         9,003,685       5,936,745           7,491,645          7,194,215
04/30/97   7,374,000         9,541,190       6,021,640           7,778,725          7,391,160
05/31/97   7,662,500         10,122,095      6,078,244           8,068,833          7,709,290
06/30/97   7,928,500         10,576,300      6,150,575           8,304,604          7,944,765
07/31/97   8,449,500         11,417,290      6,317,255           8,750,229          8,415,595
08/31/97   8,100,000         10,777,570      6,262,927           8,458,146          8,165,125
09/30/97   8,456,500         11,367,695      6,354,992           8,760,483          8,503,235
10/31/97   8,307,500         10,988,045      6,445,868           8,647,166          8,320,800
11/30/97   8,522,500         11,496,710      6,476,164           8,884,963          8,456,970
12/31/97   8,652,500         11,694,150      6,542,221           9,004,555          8,559,525
01/31/98   8,763,000         11,823,500      6,626,615           9,104,415          8,616,110
02/28/98   9,186,500         12,676,270      6,621,977           9,466,407          9,049,925
03/31/98   9,526,500         13,325,525      6,647,802           9,750,351          9,364,970
04/30/98   9,625,000         13,459,465      6,682,371           9,826,648          9,456,140
05/31/98   9,599,000         13,228,125      6,746,522           9,770,833          9,344,285
06/30/98   9,845,000         13,765,560      6,801,843           10,021,161         9,536,515
07/31/98   9,792,000         13,618,855      6,816,195           9,973,997          9,426,505
08/31/98   9,018,000         11,652,920      6,920,483           9,239,861          8,474,425
09/30/98   9,402,500         12,396,180      7,083,806           9,645,121          8,819,825
10/31/98   9,829,500         13,404,750      7,051,929           10,065,504         9,256,205
11/30/98   10,176,000        14,217,780      7,090,715           10,424,238         9,650,570
12/31/98   10,513,500        15,036,175      7,112,696           10,769,854         10,095,13
01/31/99   10,749,500        15,664,930      7,165,252           11,049,182         10,340,67
02/28/99   10,481,000        15,178,080      7,039,631           10,795,590         10,028,27
03/31/99   10,749,000        15,785,825      7,079,904           11,059,136         10,320,46
04/30/99   11,019,500        16,396,625      7,103,424           11,311,370         10,575,95
05/31/99   10,814,500        16,009,320      7,038,378           11,132,707         10,392,25
06/30/99   11,148,000        16,897,930      7,014,447           11,463,961         10,761,44
07/31/99   10,914,000        16,370,300      6,986,656           11,256,042         10,553,64
08/31/99   10,939,500        16,289,310      6,981,556           11,227,334         10,477,32
09/30/99   10,814,000        15,842,750      7,065,132           11,110,456         10,370,40
10/31/99   11,184,000        16,845,295      7,086,575           11,513,401         10,676,20
11/30/99   11,318,500        17,191,440      7,086,128           11,647,566         10,868,60
12/31/99   11,899,000        18,200,140      7,053,865           12,010,288         11,388,04
01/31/00   11,562,000        17,285,605      7,033,881           11,671,940         11,083,45
02/29/00   11,730,500        16,958,395      7,116,002           11,603,440         11,241,48
03/31/00   12,236,000        18,617,420      7,208,318           12,286,309         11,790,09
04/30/00   11,982,000        18,057,295      7,186,880           12,075,895         11,534,09
05/31/00   11,829,500        17,686,815      7,180,534           11,943,374         11,350,72
06/30/00   12,109,000        18,122,850      7,330,299           12,197,946         11,613,64
07/31/00   12,042,000        17,839,515      7,397,847           12,138,118         11,504,78
08/31/00   12,140,000        18,947,605      7,503,592           12,619,733         12,085,69
09/30/00   12,080,500        17,947,300      7,554,384           12,289,843         11,745,31
10/31/00   12,051,500        17,871,420      7,602,468           12,295,222         11,617,67
11/30/00   11,551,000        16,462,450      7,726,221           11,839,159         11,140,04
12/31/00   11,652,500        16,543,020      7,871,945           11,955,554         11,392,81
01/31/01   11,968,500        17,129,950      8,002,257           12,266,146         11,613,00
02/28/01   11,297,500        15,568,015      8,073,245           11,693,622         10,950,08
03/31/01   10,903,000        14,581,775      8,115,509           11,312,670         10,444,90
04/30/01   11,369,500        15,714,935      8,077,414           11,782,509         10,950,28
05/31/01   11,399,500        15,820,215      8,130,394           11,857,572         11,012,56
06/30/01   11,280,000        15,435,175      8,157,249           11,716,242         10,812,00
07/31/01   11,310,000        15,283,230      8,344,613           11,751,146         10,779,51
08/31/01   10,990,000        14,326,360      8,437,244           11,395,971         10,350,12
09/30/01   10,510,000        13,168,195      8,541,334           10,943,641         9,687,530

                                           AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                         1 Year     5 Years       Since
   September 30, 2001                                         9/16/93 2

 Asset Management Fund--Premier Class    (13.00)%     9.75%     9.68%

--------------------------------------------------------------------------------
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  MARKET  VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE.
  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date.
3 The S&P 500 Index is an unmanaged  index that measures the  performance of 500 large UScompanies.
4 The Salomon Broad Investment Grade Bond Index covers an all inclusive universe
  of  institutionally   traded  USTreasury,   agency,   mortgage  and  corporate
  securities.
5 The Asset Allocation  Index--Long Range is calculated using the performance of three unmanaged indices representative of stocks, (the S&P 500 Index) bonds (the Salomon Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.
6 Lipper figures  represent the average of the total returns  reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning September 30, 1993.
--------------------------------------------------------------------------------

Asset Management Fund--Premier Class
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)


                                                                                 SEPTEMBER 30, 2001
ASSETS
   Investments in Asset Management Portfolio, at value ...............................  $389,759,681
   Receivable for capital shares sold ................................................       554,607
   Due from administrator ............................................................         6,429
   Prepaid expenses and other ........................................................         6,079
                                                                                        ------------
Total assets .........................................................................  $390,326,796
                                                                                        ------------
LIABILITIES
   Payable for capital shares reedemed ...............................................       138,717
   Accrued expenses and other ........................................................        22,479
                                                                                        ------------
Total liabilities ....................................................................       161,196
                                                                                        ------------
NET ASSETS ...........................................................................  $390,165,600
                                                                                        ============
COMPOSITION OF NET ASSETS
   Paid-in capital ...................................................................  $433,956,373
   Undistributed net investment income ...............................................     3,546,384
   Accumulated net realized loss on investment and foreign currency transactions .....   (16,945,372)
   Net unrealized depreciation on investments and foreign currencies .................   (30,391,785)
                                                                                        ------------
NET ASSETS ...........................................................................  $390,165,600
                                                                                        ============
SHARES OUTSTANDING ($0.001 par value per share, unlimited number
   of shares authorized) .............................................................    37,123,710
                                                                                        ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARES
   (net assets divided by shares outstanding) ........................................      $  10.51
                                                                                        ============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Fund--Premier Class
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)


                                                                            FOR THE SIX MONTHS ENDED
                                                                                  SEPTEMBER 30, 2001

INVESTMENT INCOME
   Income allocated from Asset Management Portfolio, net ..............................  $  6,431,818
                                                                                         ------------
EXPENSES
   Administration and service fees ....................................................       321,814
   Professional fees ..................................................................        17,124
   Printing and shareholder reports ...................................................        13,435
   Registration fees ..................................................................         8,179
   Trustees fees ......................................................................           561
   Miscellaneous ......................................................................           796
                                                                                         ------------
Total expenses ........................................................................       361,909
Less: fee waivers and/or expense reimbursements .......................................      (361,909)
                                                                                         ------------
Net expenses ..........................................................................            --
                                                                                         ------------
NET INVESTMENT INCOME .................................................................  $  6,431,818
                                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS Net realized gain (loss) from:
     Investment transactions ..........................................................     2,619,795
     Foreign currency transactions ....................................................      (170,358)
     Forward foreign currency transactions ............................................      (281,316)
     Futures transactions .............................................................    (7,113,106)
   Net change in unrealized appreciation/depreciation on investments and
     foreign currencies ...............................................................   (16,518,178)
                                                                                         ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES ................   (21,463,163)
                                                                                         ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ............................................  $(15,031,345)
                                                                                         ============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Fund--Premier Class
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                              FOR THE SIX                 FOR THE
                                                                             MONTHS ENDED              YEAR ENDED
                                                                     SEPTEMBER 30, 2001 1          MARCH 31, 2001
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ..................................................  $ 6,431,818           $  15,504,144
   Net realized loss from investment and
     foreign currency transactions ........................................   (4,944,985)             (9,087,102)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ...................................  (16,518,178)            (59,049,163)
                                                                             -----------           -------------
Net decrease in net assets from operations ................................  (15,031,345)            (52,632,121)
                                                                             -----------           -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..................................................   (3,062,415)            (11,359,363)
   Net realized gain ......................................................           --             (66,352,263)
                                                                             -----------           -------------
Total distributions .......................................................   (3,062,415)            (77,711,626)
                                                                             -----------           -------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares ..........................................   33,340,611             108,560,367
   Dividend reinvestments .................................................    3,062,076              75,607,213
   Cost of shares redeemed ................................................  (44,857,527)           (149,113,621)
                                                                             -----------           -------------
Net increase (decrease) in net assets from capital
   share transactions .....................................................   (8,454,840)             35,053,959
                                                                             -----------           -------------
TOTAL DECREASE IN NET ASSETS ..............................................  (26,548,600)            (95,289,788)
NET ASSETS
   Beginning of period ....................................................  416,714,200             512,003,988
                                                                             -----------           -------------
   End of period (including undistributed net investment income
     of $3,546,384 and $176,981, respectively) ............................ $390,165,600           $ 416,714,200
                                                                            ============           =============

--------------------------------------------------------------------------------
1 Unaudited.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Fund--Premier Class
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                 FOR THE SIX
                                MONTHS ENDED
                               SEPTEMBER 30,                                        FOR THE YEARS ENDED MARCH 31,
                                      2001 1          2001         2000          1999          1998          1997

PER SHARE OPERATING
   PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...............   $10.98        $14.44       $13.11        $14.50        $12.05       $11.25
                                         ------        ------       ------        ------        ------       ------
INCOME FROMINVESTMENT
   OPERATIONS
   Net investment income .............     0.17          0.41         0.33          0.47          0.37         0.38
   Net realized and unrealized
     gain (loss) on investments
     and foreign currencies ..........    (0.56)        (1.79)        1.44          1.29          3.60         1.19
                                         ------        ------       ------        ------        ------       ------
Total from investment operations .....    (0.39)        (1.38)        1.77          1.76          3.97         1.57
                                         ------        ------       ------        ------        ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .............    (0.08)        (0.30)       (0.31)        (0.45)        (0.37)       (0.45)
   In excess of net investment
     income ..........................       --            --           --         (0.27)           --           --
   Net realized gain from
     investment transactions .........       --         (1.78)       (0.13)        (2.43)        (1.15)       (0.32)
                                         ------        ------       ------        ------        ------       ------
Total distributions ..................    (0.08)        (2.08)       (0.44)        (3.15)        (1.52)       (0.77)
                                         ------        ------       ------        ------        ------       ------
NET ASSET VALUE,
   END OF PERIOD .....................   $10.51        $10.98       $14.44        $13.11        $14.50       $12.05
                                         ======        ======       ======        ======        ======       ======
TOTAL INVESTMENT RETURN 2 ............    (3.61)%      (10.90)%      13.83%        12.83%        34.34%       14.31%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .................. $390,166      $416,714     $512,004      $570,120      $496,798     $270,315
   Ratios to average net assets:
     Net investment income ...........     2.97% 3       3.20%        2.69%         2.89%         2.97%        3.12%
     Expenses after waivers,
        and/or reimbursement
        including expenses of
        the Asset Management
        Portfolio ....................     0.55%3        0.59%        0.60%         0.60%         0.60%        0.60%
     Expenses before waivers,
        and/or reimbursement
        including expenses of
        the Asset Management
        Portfolio ....................     0.93%3        0.93%        0.93%         0.93%         0.92%        0.96%

--------------------------------------------------------------------------------
1 Unaudited.
2 Total return would have been lower had certain expenses not been reimbursed or fees waived by the investment advisor and administrator.
3 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Fund--Premier Class
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Pyramid Mutual Funds (the `Trust') is registered under the Investment Company Act of 1940 (the `Act'), as amended, as an open-end management investment company. The Trust was organized on February 28, 1992, as a business trust under the laws of the Commonwealth of Massachusetts. The Asset Management Fund--Premier Class (the `Fund') is one of the funds offered to investors by the Trust. The Fund began operations and offering shares on September 16, 1993.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Asset Management Portfolio (the `Portfolio'). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 2001, the Fund's investment was approximately 76% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in the FinancialStatements section, for the Asset Management Portfolio under Note 1B.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required in the financial statements.

F. OTHER
The Trust accounts separately for the assets, liabilities and operations of each of its Funds. Expenses directly attributable to a fund are charged to that Fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust.

G. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

Asset Management Fund--Premier Class
--------------------------------------------------------------------------------
NOTES TOFINANCIAL STATEMENTS (Unaudited)

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
The Fund has entered into an Administration Agreement with Investment Company Capital Corp. (`ICCC'), an indirect wholly owned subsidiary of Deutsche BankAG. Under this agreement, ICCC provides administrative and shareholder services to the Fund. The Trust has entered into an agreement with ICCC to provide transfer agency services to the Trust. All of these services are provided in return for a fee computed daily and paid monthly at an annual rate of 0.15% of the Fund's average daily net assets. Prior to July 1, 2001, Bankers Trust Company, also an indirect wholly owned subsidiary of Deutsche Bank AG, served as the Administrator to the Fund.

The Investment Advisor andAdministrator have contractually agreed to waive fees and/or reimburse expenses of theFund through July 31, 2002, to the extent necessary, to limit all expenses to 0.60% of the average daily net assets of the Fund, including expenses of the Asset Management Portfolio.

Effective January 2, 2001, theInvestment Advisor andAdministrator have voluntarily agreed to waive their fees and/or reimburse expenses of the Asset Management Fund--Premier Class to the extent necessary, to limit all expenses to 0.55% of the average daily net assets of the Fund, including the expenses of the Asset Management Portfolio. The Investment Advisor and Administrator may terminate or adjust these voluntary waivers and reimbursements at any time without notice to shareholders.

NOTE 3--CAPITAL SHARE TRANSACTIONS
At September 30, 2001, there were an unlimited number of shares authorized. Transactions in capital shares were as follows:

            For the Six Months Ended          For the Year Ended
                    March 31, 2001 1              March 31, 2000
            ------------------------  --------------------------
                Shares        Amount       Shares         Amount
            ----------   -----------  -----------  -------------
Sold         2,948,544  $ 33,340,611    8,136,747  $ 105,737,937
Reinvested     270,025     3,062,076    6,255,614     78,429,643
Redeemed    (4,057,206)  (44,857,527) (11,892,495)  (149,113,621)
            ----------   -----------  -----------  -------------
Net increase
  (decrease)  (838,637)  $(8,454,840)   2,499,866  $  35,053,959
            ==========   ===========  ===========  =============

--------------------------------------------------------------------------------
1 Unaudited.




--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE


              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCKS--48.72%
              AEROSPACE--0.07%
      7,000   Raytheon Co. ............... $   243,250
      5,000   Rockwell Collins ............     72,420
      5,100   Rockwell International Corp.      73,400
                                           -----------
                                               389,070
                                           -----------
              BANKS--0.85%
     11,200   BB&T Corp. ..................    408,240
     18,700   Dime Bancorp, Inc . .........    735,284
     54,300   J.P. Morgan Chase & Co. .....  1,854,345
      9,300   Southtrust Corp. ............    236,871
     38,400   Wachovia Corp. ..............  1,190,400
      1,900   Zions Bancorporation ........    101,954
                                           -----------
                                             4,527,094
                                           -----------
              BASIC MATERIALS--1.26%
      5,300   Air Products and Chemicals,
               Inc. .......................    204,474
      3,700   Alcan Aluminum Ltd. .........    111,000
     23,700   Alcoa, Inc. .................    734,937
      4,100   Allegheny Technologies ......     54,653
     18,700   Archer-Daniels-Midland Co. ..    235,433
     11,000   Barrick Gold Corp. ..........    190,850
        400   Bemis Co., Inc. .............     15,940
      2,700   Boise Cascade Corp. .........     79,650
     24,500   Dow Chemical Co. ............    802,620
     28,600   Du Pont (E.I.) de Nemours
               & Co. ......................  1,073,072
      3,000   Eastman Chemical Co. ........    108,900
      3,600   Engelhard Corp. .............     83,160
      1,500   FMC Corp. 1 .................     73,485
      7,400   Freeport-McMoRan Copper &
               Gold, Inc.--Class B 1 ......     81,326
      6,200   Georgia-Pacific Corp. .......    178,498
      1,400   Great Lakes Chemical Corp. ..     30,940
      3,000   Hercules, Inc. ..............     24,750
      7,100   Homestake Mining Co. 1 ......     66,030
      7,600   Inco Ltd.1 ..................     94,316
      2,700   International Flavors &
               Fragrances, Inc. ...........     74,763
     12,300   International Paper Co. .....    428,040
      2,900   Louisiana-Pacific Corp. .....     18,850
      5,100   Mead Corp. ..................    141,168
      5,300   Newmont Mining Corp. ........    125,080
      1,300   Nucor Corp. .................     51,610
      7,200   Pactiv Corp.1 ...............    104,328
      2,200   Phelps Dodge Corp. ..........     60,500
      9,200   Placer Dome, Inc. ...........    117,668
      4,600   PPG Industries, Inc. ........    210,450
      3,400   Praxair, Inc. ...............    142,800
      6,000   Rohm & Haas Co. .............    196,560
      1,200   Sigma Aldrich Corp. .........     54,240
      2,500   Temple Inland, Inc. .........    118,725

     SHARES   SECURITY                           VALUE

      2,500   USX--US Steel Group .........$    34,950
      1,900   Vulcan Materials Co. ........     82,080
      2,700   Westvaco Corp. ..............     69,390
      5,100   Weyerhaeuser Co. ............    248,421
      3,000   Willamette Industries, Inc. .    134,970
      4,400   Worthington Industries, Inc.      49,500
                                           -----------
                                             6,708,127
                                           -----------
              BEVERAGES--0.03%
        200   Adolph Coors Co.--Class B ...      9,000
      2,800   Pepsi Bottling Group,
               Inc.(The) ..................    128,996
                                           -----------
                                               137,996
                                           -----------
              BIOPHARMACEUTICALS--0.05%
      6,000   Chiron Corp. 1 ..............    266,580
                                           -----------
              BIOTECHNOLOGY--0.05%
     14,300   Immunex Corp. ...............    266,695
                                           -----------
              CAPITAL GOODS--3.97%
      7,500   Allied Waste Industries,
               Inc. 1 .....................     95,625
      7,900   American Power Conversion
               Corp. 1 ....................     92,272
      2,300   Avery Dennison Corp. ........    105,376
     23,900   Boeing Co. ..................    800,650
      8,700   Caterpillar, Inc. ...........    389,760
      2,000   Cooper Industries, Inc. .....     82,940
      1,700   Crane Co. ...................     37,264
      3,100   Danaher Corp. ...............    146,258
      7,500   Deere & Co. .................    282,075
      1,300   Dover Corp. .................     39,143
      1,400   Eaton Corp. .................     82,894
     11,100   Emerson Electric Co. ........    522,366
      4,900   General Dynamics Corp. ......    432,768
    269,200   General Electric Co. ........ 10,018,034
      2,800   Goodrich (B.F.) Co. .........     54,112
     18,300   Honeywell International, Inc.    483,120
      7,700   Illinois Tool Works, Inc. ...    416,647
      3,400   Ingersoll-Rand Co. ..........    114,920
      1,500   ITT Industries ..............     67,200
      1,800   Johnson Controls, Inc. ......    117,432
     10,700   Lockheed Martin Corp. .......    468,125
      2,400   Millipore Corp. .............    127,056
     10,900   Minnesota Mining &
               Manufacturing Co. ..........  1,072,560
      5,300   Molex, Inc. .................    148,983
      1,100   National Service Industries,
               Inc. .......................     22,715
      2,900   Navistar International
               Corp. 1 ....................     81,925
      1,800   Northrop Grumman Corp. ......    181,800
      2,800   Paccar, Inc. ................    137,396
      3,400   Pall Corp. ..................     66,130
      4,800   Parker-Hannifin Corp. .......    164,640
      3,500   Pitney Bowes, Inc. ..........    133,700
     10,200   Sanmina Corp. 1 .............    138,516



See Notes to Financial Statements.

--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

      2,300   Sealed Air Corp. 1 ..........$    83,927
     17,600   Solectron Corp. 1 ...........    205,040
          1   Teledyne Technologies 1 .....         16
      2,900   Textron, Inc. 1 .............     97,469
      6,800   Thermo Electron Corp. 1 .....    122,740
     53,100   Tyco International Ltd. .....  2,416,050
     12,200   United Technologies Corp. ...    567,300
     17,100   Waste Management, Inc. ......    457,254
                                           -----------
                                            21,074,198
                                           -----------
              COMMERCIAL SERVICES--0.07%
      7,400   Concord EFS, Inc. ...........    362,304
                                           -----------
              COMMUNICATION SERVICES--3.92%
      9,600   Alltel Corp. ................    556,320
    122,700   AOL Time Warner Inc. 1 ......  4,061,370
     94,600   AT&T Corp. ..................  1,825,780
     51,300   BellSouth Corp. .............  2,131,515
      3,900   Centurytel, Inc. ............    130,650
     12,800   Citizen Communications Co. 1     120,320
     31,200   Global Crossing Ltd. 1 ......     56,160
        200   Meredith Corp. ..............      6,426
     21,000   Nextel Communications, Inc.--
               Class A 1 ..................    181,860
     45,500   Qwest Communications
               International, Inc. ........    759,850
     92,100   SBC Communications, Inc. ....  4,339,752
     24,400   Sprint Corp. ................    585,844
     26,700   Sprint PCS Group 1 ..........    701,943
      5,700   Univision Communications,
               Inc. 1 .....................    130,815
     74,100   Verizon Communications ......  4,009,551
     79,100   Worldcom, Inc. 1 ............  1,189,664
                                           -----------
                                            20,787,820
                                           -----------
              COMMUNICATIONS EQUIPMENT--0.02%
      9,000   CIENA Corp. .................     92,610
                                           -----------
              CONSTRUCTION & ENGINEERING--0.01%
      5,100   McDermott International, Inc.     42,075
                                           -----------
              CONSUMER CYCLICALS--4.20%
      5,600   American Greetings Corp.--
               Class A ....................     74,144
      3,700   Autozone, Inc. 1 ............    191,882
      9,300   Bed, Bath & Beyond, Inc. 1 ..    236,778
      6,300   Best Buy, Inc. 1 ............    286,335
      1,100   Black & Decker Corp. ........     34,320
      4,100   Brunswick Corp. .............     67,527
     16,000   Carnival Corp.--Class A .....    352,320
     25,300   Cendant Corp. 1 .............    323,840
      3,400   Centex Corp. ................    114,682
      3,700   Cintas Corp. ................    149,110
      5,800   Circuit City Stores, Inc. ...     69,600
      6,100   Convergys Corp. 1 ...........    169,275
      1,900   Cooper Tire & Rubber Co. ....     27,056

     SHARES   SECURITY                           VALUE

     13,300   Costco Wholesale Corp. 1 ....  $ 472,948
      4,100   Dana Corp. ..................     63,960
     15,700   Delphi Automotive Systems ...    184,475
      2,400   Dillard Department Stores,
               Inc.--Class A ..............     31,608
      9,100   Dollar General Corp. ........    106,470
      6,500   Federated Department Stores,
               Inc. 1 .....................    183,300
     51,200   Ford Motor Co. ..............    888,320
      6,700   Gannett Co., Inc. ...........    402,737
     23,500   Gap, Inc. ...................    280,825
     15,700   General Motors Corp. ........    673,530
      4,700   Genuine Parts Co. ...........    149,742
      5,300   Goodyear Tire & Rubber Co. ..     97,679
      9,600   Harley-Davidson, Inc. .......    388,800
      4,500   Harrah's Entertainment,
               Inc. 1 .....................    121,545
      4,800   Hasbro, Inc. ................     67,200
     10,400   Hilton Hotels Corp. .........     81,640
     63,900   Home Depot, Inc. ............  2,451,843
      8,100   IMS Health, Inc. ............    202,905
     10,200   Interpublic Group of Cos., Inc.  208,080
      7,200   J.C. Penney Co., Inc. .......    157,680
      2,500   KB Homes ....................     71,025
     17,500   Kmart Corp. 1 ...............    122,325
      1,300   Knight-Ridder, Inc. .........     72,605
      9,800   Kohls Corp. 1 ...............    470,400
      8,500   Leggett & Platt, Inc. .......    165,750
     11,700   Limited, Inc. ...............    111,150
        800   Liz Claiborne, Inc. .........     30,160
     21,100   Lowe's Cos., Inc. ...........    667,815
      5,700   Marriott International, Inc.     190,380
     12,600   Masco Corp. .................    257,544
     11,900   Mattel, Inc. ................    186,354
      8,200   May Department Stores Co. ...    237,964
      4,600   McGraw-Hill Cos., Inc. ......    267,720
      3,600   New York Times Co.--Class A .    140,508
      7,300   Newell Rubbermaid, Inc. .....    165,783
      6,700   Nike, Inc. ..................    313,627
      3,800   Nordstrom, Inc. .............     54,910
     11,900   Office Depot, Inc. 1 ........    161,840
      4,600   Omnicom Group, Inc. .........    298,540
      2,800   Pulte Corp. .................     85,820
      5,100   Radioshack Corp. ............    123,675
      2,900   Reebok International Ltd. 1 .     60,030
     10,000   Sears, Roebuck & Co. ........    346,400
      4,200   Sherwin-Williams Co. ........     93,324
      1,600   Snap-On Tools Corp. .........     35,728
      1,500   Stanley Works ...............     54,825
     15,200   Staples, Inc. 1 .............    202,464
      5,400   Starwood Hotels & Resorts
               Worldwide, Inc. ............    118,800
     24,600   Target Corp. ................    781,050
      4,100   Tiffany & Co. ...............     88,765
      6,300   TJX Cos., Inc. ..............    207,270


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

      5,400   Toys `R' Us, Inc. 1 ........ $    93,042
      7,100   Tribune Co. ................     222,940
      3,400   TRW, Inc. ..................     101,388
      3,100   V.F. Corp. .................      90,737
      3,600   Visteon Corp. ..............      45,900
    122,500   Wal-Mart Stores, Inc. ......   6,063,750
      2,800   Whirlpool Corp. ............     154,980
                                           -----------
                                            22,269,444
                                           -----------
              CONSUMER STAPLES--5.65%
        500   Alberto-Culver Co.--Class B       19,445
     11,100   Albertson's, Inc. ..........     353,868
     24,600   Anheuser Busch Cos., Inc. ..   1,030,248
      5,500   Avon Products, Inc. ........     254,375
      1,200   Brown-Forman Corp.--Class B       75,816
     11,200   Campbell Soup Co. ..........     313,600
     12,100   Cardinal Health, Inc. ......     894,795
     16,000   Clear Channel Communications,
               Inc. 1 ....................     636,000
      5,500   Clorox Co. .................     203,500
     67,900   Coca-Cola Co. ..............   3,181,115
     11,500   Coca-Cola Enterprises, Inc.      176,410
     15,300   Colgate-Palmolive Co. ......     891,225
     26,800   Comcast Corp.--Class A 1 ...     961,316
     16,000   ConAgra, Inc. ..............     359,200
      9,600   CVS Corp. ..................     318,720
      3,200   Darden Restaurants, Inc. ...      84,000
     57,200   Disney (Walt) Co.1 .........   1,065,064
          1   Energizer Holdings,
               Inc. 1 ....................          17
      3,000   Fortune Brands, Inc. .......     100,500
      6,700   General Mills, Inc. ........     304,850
     28,900   Gillette Co. ...............     861,220
      8,800   H.J. Heinz Co. .............     370,920
      3,000   Hershey Foods Corp. ........     196,110
     11,100   Kellogg Co. ................     333,000
     14,600   Kimberly Clark Corp. .......     905,200
     23,800   Kroger Co. 1 ...............     586,432
     35,500   McDonald's Corp. 1 .........     963,470
      6,800   McKesson HBOC, Inc. ........     256,972
     48,400   PepsiCo, Inc. ..............   2,347,400
     61,000   Philip Morris Cos., Inc. ...   2,945,690
     35,600   Procter & Gamble Co. .......   2,591,324
      7,400   Ralston Purina Group .......     242,720
     14,700   Safeway, Inc. 1 ............     583,884
     21,600   Sara Lee Corp. .............     460,080
     12,400   Starbucks Corp. 1 ..........     184,016
      3,600   SuperValu, Inc. ............      72,828
     18,400   Sysco Corp. ................     469,936
      4,900   Tricon Global Restaurants,
               Inc. 1 ....................     192,178
      3,000   Tupperware Corp. ...........      59,820
     15,600   Unilever NV ................     842,712
      5,900   UST, Inc. ..................     195,880
     49,601   Viacom, Inc.--Class B 1 ....   1,711,234

     SHARES   SECURITY                           VALUE

     27,900   Walgreen Co. ............... $   960,597
      3,100   Wendy's International, Inc.       82,615
      5,000   Winn Dixie Stores, Inc. ....      57,250
      5,400   Wrigley (Wm.), Jr. Co. .....     277,020
                                           -----------
                                            29,974,572
                                           -----------
              DRUGS--0.14%
      5,700   Forest Laboratories, Inc. 1      411,198
      7,300   King Pharmaceuticals, Inc. 1     306,235
                                           -----------
                                               717,433
                                           -----------
              ELECTRICAL--0.05%
     10,500   Calpine Corp. 1 ............     239,505
                                           -----------
              ELECTRICAL EQUIPMENT--0.00%
      2,100   Power-One, Inc. 1 ..........      12,915
                                           -----------
              ELECTRONICS--0.09%
      8,200   Applied Micro Circuits
               Corp. 1 ...................      57,318
      5,200   Jabil Circuit, Inc. 1 ......      93,080
      5,600   NiSource Inc. ..............     130,536
      6,200   Symbol Technologies, Inc. ..      65,038
      4,600   Thomas & Betts Corp. .......      80,408
      6,500   Vitesse Semiconductor
               Corp. 1 ...................      50,375
                                           -----------
                                               476,755
                                           -----------
              ENERGY--3.46%
      3,300   Amerada Hess Corp. .........     209,550
      6,900   Anadarko Petroleum Corp. ...     331,752
      2,700   Apache Corp. ...............     116,100
        800   Ashland, Inc. ..............      30,840
      9,200   Baker Hughes, Inc. .........     266,340
      7,700   Burlington Resources, Inc. .     263,417
     10,600   Chevron Corp. 1 ............     898,350
     19,400   Conoco, Inc.--Class B 1 ....     491,596
      3,700   Devon Energy Corp. .........     127,280
     13,100   El Paso Corp. ..............     544,305
    190,600   Exxon Mobil Corp. ..........   7,509,640
     11,800   Halliburton Co. ............     266,090
      2,100   Kerr-McGee Corp. ...........     109,011
      4,100   Nabors Industries, Inc. 1 ..      85,977
     12,800   Occidental Petroleum Corp. .     311,552
     10,800   Phillips Petroleum Co. .....     582,552
      5,000   Rowan Cos., Inc. 1 .........      61,900
     58,800   Royal Dutch Petroleum Co. ..   2,954,700
     15,700   Schlumberger Ltd. ..........     717,490
      3,400   Sunoco, Inc. ...............     121,040
     24,100   Texaco, Inc. ...............   1,566,500
      8,700   Transocean Sedco ...........     229,680
      7,900   Unocal Corp. ...............     256,750
     10,800   USX Marathon Group .........     288,900
                                           -----------
                                            18,341,312
                                           -----------


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

              FINANCIALS--7.54%
     14,400   Aflac, Inc. ................ $   388,800
     16,200   Allstate Corp. .............     605,070
      2,300   Ambac Financial Group, Inc.      125,833
     36,200   American Express Co. .......   1,051,972
     71,800   American International Group,
               Inc. ......................   5,600,400
     10,100   Amsouth Bancorp ............     182,507
      6,200   AON Corp. ..................     260,400
     44,400   Bank of America Corp. ......   2,592,960
     20,100   Bank of New York Co., Inc. .     703,500
     27,300   Bank One Corp. .............     859,131
      5,000   Capital One Financial Corp.      230,150
     37,600   Charles Schwab Corp. .......     432,400
      5,900   Charter One Financial, Inc.      166,498
      3,000   Chubb Corp. ................     214,230
      3,700   CIGNA Corp. ................     306,915
      3,600   Cincinnati Financial Corp. .     149,832
    137,700   Citigroup Inc. .............   5,576,850
      4,300   Comerica, Inc. .............     238,220
     13,000   Conseco, Inc. 1 ............      94,380
      2,400   Countrywide Credit Industries,
               Inc. ......................     105,432
      3,900   Equifax, Inc. ..............      85,410
     27,400   Fannie Mae .................   2,193,644
     15,800   Fifth Third Bancorp ........     971,384
     29,600   Fleet Boston Financial Corp.   1,087,800
      6,400   Franklin Resources, Inc. ...     221,888
     19,000   Freddie Mac ................   1,235,000
      3,700   Golden West Financial Corp.      214,970
      5,900   Hartford Financial Services
               Group, Inc. ...............     346,566
     12,700   Household International, Inc.    716,026
      8,500   Huntington Bancshares, Inc.      147,135
      3,200   Jefferson-Pilot Corp. ......     142,336
     12,600   KeyCorp ....................     304,164
      6,200   Lehman Brothers, Inc. ......     352,470
      4,200   Lincoln National Corp. .....     195,846
      2,100   Loews Corp. ................      97,188
      7,500   Marsh and McLennan .........     725,250
      3,200   MBIA, Inc. .................     160,000
     23,400   MBNA Corp. .................     708,786
     12,100   Mellon Financial Corp. .....     391,193
     22,900   Merrill Lynch & Co., Inc. ..     929,740
      2,500   MGIC Investment Corp. ......     163,350
     27,400   Morgan Stanley Dean Witter
               Discover & Co. ............   1,269,990
     17,300   National City Corp. ........     518,135
      5,400   Northern Trust Corp. .......     283,392
      7,400   PNC Bank Corp. .............     423,650
      7,000   Providian Financial Corp. ..     141,050
      7,100   Regions Financial Corp. ....     204,906
      3,500   Safeco .....................     106,155
      5,000   St. Paul Cos., Inc. ........     206,100

     SHARES   SECURITY                           VALUE

      8,200   State Street Corp. .........   $ 373,100
      6,000   Stilwell Financial Inc. ....     117,000
      7,500   Suntrust Banks, Inc. .......     499,500
      7,900   Synovus Financial Corp. ....     218,040
      3,400   T. Rowe Price Group Inc. ...      99,620
      2,400   Torchmark Corp. ............      93,600
     52,099   U.S. Bancorp ...............   1,155,556
      4,400   Union Planters Corp. .......     188,760
      3,900   USA Education ..............     323,349
     11,700   Washington Mutual, Inc. ....     450,216
     47,000   Wells Fargo Co. ............   2,089,150
                                            ----------
                                            40,036,895
                                            ----------
              HEALTH CARE--7.08%
     42,300   Abbott Laboratories ........   2,193,255
      3,000   Allergan, Inc. .............     198,900
     36,000   American Home Products Corp.   2,097,000
     29,200   Amgen, Inc. 1 ..............   1,715,792
        200   Bausch & Lomb, Inc. ........       5,660
     16,100   Baxter International, Inc. 1     886,305
      5,800   Becton Dickinson & Co. .....     214,600
      4,900   Biogen, Inc. 1 .............     272,342
      7,400   Biomet, Inc. ...............     216,450
     11,000   Boston Scientific Corp. 1 ..     225,500
     53,200   Bristol-Myers Squibb Co. ...   2,955,792
        700   C.R. Bard, Inc. ............      35,987
      8,000   Dynegy, Inc. ...............     277,200
      8,400   Guidant Corp. 1 ............     323,400
     14,700   HCA Healthcare Co ..........     651,357
     13,100   HEALTHSOUTH Corp. 1 ........     213,006
      8,800   Humana, Inc. 1 .............     106,128
     83,000   Johnson & Johnson ..........   4,598,200
     30,800   Lilly (Eli) & Co. ..........   2,485,560
      5,100   Manor Care1 ................     143,310
      5,800   Medimmune Inc. 1 ...........     206,654
     33,100   Medtronic, Inc. ............   1,439,850
     62,700   Merck & Co., Inc. ..........   4,175,820
    173,000   Pfizer, Inc. ...............   6,937,300
     35,600   Pharmacia Corp. ............   1,443,936
      5,500   Quintiles Transnational
               Corp. 1 ...................      80,300
     40,100   Schering-Plough Corp. ......   1,487,710
      2,300   St. Jude Medical, Inc. 1 ...     157,435
      4,800   Stryker Corp. 1 ............     253,920
      9,700   Tenet Healthcare Corp. 1 ...     578,605
      8,100   Unitedhealth Group, Inc. ...     538,650
      3,600   Watson Pharmaceuticals 1 ...     196,956
      2,200   Wellpoint Health Networks 1      240,130
                                           -----------
                                            37,553,010
                                           -----------
              HEALTH CARE PROVIDERS & SERVICES--0.04%
      3,200   AmerisourceBergen Corp. 1 ..     227,040
                                           -----------



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

              HOTELS RESTAURANTS & LEISURE--0.03%
      3,200   International Game
               Technology ................ $   136,000
                                           -----------
              HOUSEHOLD FURNISHINGS--0.00%
        900   Maytag Corp. ...............      22,176
                                            ----------
              HUMAN RESOURCES--0.02%
      6,500   Robert Half International
               Inc. 1 ....................     130,065
                                            ----------
              INSURANCE--0.31%
      7,300   John Hancock Financial
               Services, Inc. 1 ..........     291,635
     20,500   Metlife, Inc. 1 ............     608,850
      2,600   Progressive Corp. of Ohio ..     348,140
      6,600   Unumprovident Corp. ........     166,650
      3,000   XL Capital Ltd.--Class A ...     237,000
                                            ----------
                                             1,652,275
                                            ----------
              MEDIA--0.02%
      3,600   TMP Worldwide, Inc. 1 ......     102,204
                                            ----------
              MULTILINE RETAIL--0.03%
      6,400   Big Lots, Inc. 1 ...........      53,056
      4,700   Family Dollar Stores, Inc. .     129,344
                                            ----------
                                               182,400
                                            ----------
              OIL-DOMESTIC--0.04%
      5,000   EOG Resources, Inc. ........     144,650
      3,700   Noble Drilling Corp. 1 .....      88,800
                                            ----------
                                               233,450
                                            ----------
              OIL SERVICE-DOMESTIC--0.01%
      1,100   Fluor Corp. ................      42,350
                                            ----------
              PHARMACEUTICALS--0.03%
      5,300   Zimmer Holdings, Inc. 1 ....     147,075
                                            ----------
              PRINTING & PUBLISHING--0.07%
      2,900   Deluxe Corp. ...............     100,166
      5,500   Donnelley (R.R.) & Sons Co.      148,775
      3,000   Moody's Corp. ..............     111,000
                                            ----------
                                               359,941
                                            ----------
              PROFESSIONAL SERVICES--0.05%
      2,400   Ecolab, Inc. ...............      87,192
      5,000   H & R Block, Inc. ..........     192,800
                                            ----------
                                               279,992
                                            ----------
              SEMICONDUCTOR EQUIPMENT &
              PRODUCTS--0.01%
      4,500   PMC-Sierra, Inc. 1 .........      46,755
                                            ----------

     SHARES   SECURITY                           VALUE

              TECHNOLOGY--7.41%
     22,120   ADC Telecommunications,
               Inc. 1 .................... $    73,988
      6,600   Adobe Systems, Inc. ........     158,268
     12,000   Advanced Micro Devices,
               Inc. 1 ....................      97,800
     12,500   Agilent Technologies 1 .....     244,375
     13,000   Altera Corp. 1 .............     214,370
      9,800   Analog Devices, Inc. 1 .....     320,460
      3,900   Andrew Corp. 1 .............      70,902
      9,500   Apple Computer, Inc. 1 .....     147,345
     23,100   Applied Materials, Inc. 1 ..     656,964
      3,400   Autodesk, Inc. .............     109,004
     17,100   Automatic Data Processing,
               Inc. ......................     804,384
      9,900   BMC Software, Inc. .........     125,730
      7,100   Broadcom Corp.--Class A ....     144,130
    202,600   Cisco Systems, Inc. ........   2,467,668
      6,400   Citrix Systems, Inc. .......     126,720
     46,300   Compaq Computer Corp. ......     384,753
     17,800   Computer Associates
               International, Inc. .......     458,172
      4,700   Computer Sciences Corp. 1 ..     155,899
     13,200   Compuware Corp. 1 ..........     109,956
      5,000   Comverse Technology 1 ......     102,400
     11,200   Conexant Systems 1 .........      92,960
     25,300   Corning, Inc. ..............     223,146
     71,200   Dell Computer Corp. 1 ......   1,319,336
      8,900   Eastman Kodak Co. ..........     289,517
     12,800   Electronic Data Systems Corp.    737,024
     60,400   EMC Corp. 1 ................     709,700
     10,200   First Data Corp. ...........     594,252
      7,000   Fiserv, Inc. 1 .............     239,400
      8,900   Gateway, Inc. 1 ............      48,505
     55,000   Hewlett-Packard Co. ........     885,500
    185,100   Intel Corp. ................   3,774,189
     47,500   International Business
               Machines Corp. ............   4,384,250
      7,000   Intuit Inc. 1 ..............     250,600
     37,100   JDS Uniphase Corp. 1 .......     234,472
      5,900   KLA-Tencor Corp. 1 .........     186,322
      4,400   Lexmark International Group,
               Inc.-- Class A 1 ..........     196,724
      7,700   Linear Technology Corp. ....     252,560
      9,900   LSI Logic Corp. 1 ..........     116,325
     93,300   Lucent Technologies, Inc. 1      534,609
      9,700   Maxim Integrated Products,
               Inc. 1 ....................     338,918
      2,200   Mercury Interactive Corp. 1       41,888
     17,400   Micron Technology, Inc. ....     327,642
    148,100   Microsoft Corp. 1 ..........   7,578,277
     59,700   Motorola, Inc. .............     931,320
      6,100   National Semiconductor
               Corp. 1 ...................     134,505
      3,700   NCR Corp. 1 ................     109,705
      8,800   Network Appliance, Inc. 1 ..      59,840


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

     SHARES   SECURITY                           VALUE

     87,300   Nortel Networks Corp. 1 .... $   489,753
     17,300   Novell, Inc. 1 .............      63,318
      4,700   Novellus Systems, Inc. 1 ...     134,232
    155,500   Oracle Corp. 1 .............   1,956,190
     14,700   Palm, Inc.1 ................      21,462
      7,100   Parametric Technology
               Corp. 1 ...................      36,849
     11,900   Paychex, Inc. ..............     374,969
      9,600   Peoplesoft, Inc. 1 .........     173,184
      3,400   QLogic Corp. 1 .............      64,600
     21,400   Qualcomm, Inc. 1 ...........   1,017,356
      3,600   Sabre Group Holdings, Inc. 1      96,264
      3,300   Sapient Corp. 1 ............      12,705
      4,500   Scientific-Atlanta, Inc. ...      78,975
     13,700   SIEBEL Systems, Inc. 1 .....     178,237
     90,900   Sun Microsystems, Inc. 1 ...     751,743
      2,600   Tektronix, Inc. 1 ..........      45,474
     11,200   Tellabs, Inc. 1 ............     110,656
      6,300   Teradyne, Inc. 1 ...........     122,850
     47,600   Texas Instruments, Inc. ....   1,189,048
     11,600   Unisys Corp. ...............     100,456
     10,900   Veritas Software Corp. 1 ...     200,996
      1,500   W.W. Grainger, Inc. ........      58,275
     18,500   Xerox Corp. ................     143,375
      9,000   Xilinx, Inc. 1 .............     211,770
     16,200   Yahoo!, Inc. 1 .............     142,722
                                            ----------
                                            39,340,233
                                            ----------
              TELECOMMUNICATIONS--0.01%
      7,501   Avaya Inc. .................      74,260
                                            ----------
              TRANSPORTATION--0.37%
      5,300   AMR Corp.1 .................     101,442
     12,100   Burlington Northern Santa Fe     323,675
      5,000   CSX Corp. ..................     157,500
      3,300   Delta Air Lines, Inc. ......      86,955
      9,500   Fedex Corp.1 ...............     349,125
     10,600   Norfolk Southern Corp. .....     170,872
      3,900   Ryder Systems, Inc. ........      77,961
     20,900   Southwest Airlines Co. .....     310,156
      7,500   Union Pacific Corp. ........     351,750
      1,800   US Airways Group, Inc. 1 ...       8,370
                                            ----------
                                             1,937,806
                                            ----------

     SHARES   SECURITY                           VALUE

              UTILITIES--1.39%
     14,600   AES Corp. .................. $   187,172
      2,700   Ameren Corp. ...............     103,680
     10,400   American Electric Power Co.      449,592
      5,500   Cinergy Corp. ..............     169,785
      5,000   CMS Energy .................     100,000
      7,000   Consolidated Edison, Inc. ..     285,040
      7,100   Dominion Resource ..........     421,385
      5,400   DTE Energy Co. .............     232,470
     21,000   Duke Power Co. .............     794,850
     12,900   Edison International, Inc. 1     169,764
     16,500   Enron Corp. ................     449,295
      7,000   Entergy Corp. ..............     248,920
      5,200   FirstEnergy Corp. ..........     186,940
      5,400   FPL Group, Inc. ............     289,170
      3,700   Keyspan Energy Corp. .......     122,988
     10,001   Mirant Corp. 1 .............     219,022
      4,300   Niagara Mohawk Power Corp. .      72,971
      1,900   NICOR, Inc. ................      73,625
      2,100   People's Energy Corp. ......      83,496
     12,500   PG&E Corp. 1 ...............     190,000
      2,300   Pinnacle West Capital Corp.       91,310
      5,600   PPL Corp. ..................     182,560
      6,600   Public Service Enterprise
               Group, Inc. ...............     280,830
      8,100   Reliant Energy .............     213,192
      8,000   Sempra Energy ..............     198,000
     19,900   Southern Co. ...............     477,202
      6,300   TXU Corp. ..................     291,816
     16,300   Williams Cos., Inc. ........     444,990
     11,900   Xcel Energy ................     334,985
                                            ----------
                                             7,365,050
                                            ----------
              UTILITY-ELECTRIC--0.15%
      5,000   Allegheny Energy, Inc. .....     183,500
      8,100   Exelon Corp. ...............     361,260
      6,300   Progress Energy, Inc. ......     270,837
                                            ----------
                                               815,597
                                            ----------
              UTILITY-GAS NATURAL GAS--0.02%
      2,400   Kinder Morgan, Inc. ........     118,104
                                            ----------
              WIRELESS TELECOMMUNICATION
              SERVICES--0.20%
     71,100   AT&T Wireless Services,
               Inc. 1 ....................   1,062,234
                                           -----------
TOTAL COMMON STOCKS
   (Cost $310,380,812) ................... 258,551,417
                                           -----------



See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

  PRINCIPAL
     AMOUNT   SECURITY                           VALUE


              NON-CONVERTIBLE
              CORPORATE DEBT--11.14%
              BANKS--2.48%
              Agfirst Farm Credit Bank, 2
$3,995,000     8.39%, 12/15/16 ........... $ 4,357,694
              Barclays Bank Plc, 2
   866,000     8.55%, 6/15/49 ............     981,819
              First Union Capital II,
 3,155,000     7.95%, 11/15/29 ...........   3,257,733
              Hsbc America Capital
               Trust II, 2
   705,000     8.38%, 5/15/27 ............     739,848
              Qwest Corp., 2
 1,050,000     7.63%, 6/9/03 .............   1,101,024
              Qwest Capital Funding, 2
 2,705,000     7.00%, 8/3/09 .............   2,706,011
                                           -----------
                                            13,144,129
                                           -----------
              COMMERCIAL SERVICES--0.52%
              Autopista Del Maipo, 2
 2,690,000     7.37%, 6/15/22 ............   2,763,787
                                           -----------
              FINANCIALS--1.94%
              Citigroup Inc.,
 1,640,000     5.75%, 5/10/06 ............   1,700,439
              Ford Motor Credit Co.:
 1,100,000     7.60%, 8/1/05 .............   1,167,737
 1,945,000     6.88%, 2/1/06 .............   2,002,838
 2,475,000     7.38%, 2/1/11 .............   2,528,445
              JP Morgan Chase & Co.,
 2,755,000     6.75%, 2/1/11 .............   2,871,694
                                           -----------
                                            10,271,153
                                           -----------
              INDUSTRIALS--1.97%
              Archstone Communities:
   390,000     6.37%, 10/15/01 ...........     390,442
 1,165,000     7.00%, 10/29/01 ...........   1,168,441
              Bae Systems Canada, Inc., 2
 3,095,412     6.66%, 9/15/13 ............   3,191,958
              ERAC USA Finance Co.: 2
 2,000,000     6.95%, 3/1/04 .............   2,084,478
 3,095,000     8.25%, 5/1/05 .............   3,344,114
              Prologis Trust,
   260,000     6.70%, 4/15/04 ............     271,794
                                           -----------
                                            10,451,227
                                           -----------

     SHARES   SECURITY                           VALUE

              INSURANCE--0.46%
              Aflac, Inc., 2
$1,805,000     6.50%, 4/15/09 ............ $ 1,816,049
              MIC Financing Trust I,
   705,000     8.38%, 2/1/27 .............     651,008
                                           -----------
                                             2,467,057
                                           -----------
              UTILITY-ELECTRIC & GAS--3.77%
              American Electric Power,
 2,785,000     6.13%, 5/15/06 ............   2,868,252
              Consumers Energy,
 1,885,000     6.25%, 9/15/06 ............   1,882,227
              Eastern Energy Ltd.,
 2,875,000     7.25%, 12/1/16 ............   2,949,727
              Enogex, Inc., 2
 3,125,000     8.13%, 1/15/10 ............   3,340,641
              Health Care Services
               Corp., 2
 2,795,000     7.75%, 6/15/11 ............   2,826,575
              Nstar,
 3,050,000     8.00%, 2/15/10 ............   3,305,434
              Old Dominion Electric Coop.,
 2,605,000     6.25%, 6/1/11                 2,715,973
              Potomac Edison Co.,
   140,000     8.00%, 6/1/24                   142,940
                                           -----------
                                            20,031,769
                                           -----------
TOTAL NON-CONVERTIBLE CORPORATE DEBT
   (Cost $56,571,481) ....................  59,129,122
                                           -----------

              ASSET-BACKED SECURITIES--5.15%
              Advanta Mortgage Loan Trust,
               Series 2000-2, Class A6,
 1,883,000     7.72%, 3/25/15 ............   2,049,166
              Conseco Finance, Series 1999-H,
               Class AF5,
 5,030,000     7.60%, 12/15/29 ...........   5,443,944
              Conseco Finance, Series 2000-B,
               Class AF6,
 3,830,000     7.80%, 5/15/20 ............   4,162,228
              Daimler Chrysler Auto Trust,
               Series A, Class A4,
 2,630,000     7.23%, 1/6/05 .............   2,792,041
              Daimler Chrysler Auto Trust,
               Series 2000-C, Class A4,
 1,791,000     6.85%, 11/6/05 ............   1,912,457
              Felco Funding II LLC, Series
               2000-1,
               Class A4,
 3,140,000     7.72%, 12/15/05 ...........   3,363,083


See Notes to Financial Statements.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)

  PRINCIPAL
     AMOUNT   SECURITY                          VALUE

              Household Automotive Trust,
               Series 2000-1, Class A4,
$4,320,000     7.48%, 12/18/06 .......... $  4,640,265
              Ryder Vehicle Lease Trust,
               Series 2001-A, Class A4,
 2,855,000     5.81%, 8/15/06 ...........    2,972,298
                                          ------------
TOTAL ASSET-BACKED SECURITIES
   (Cost $25,716,554) ...................   27,335,482
                                          ------------

              MORTGAGE BACKED SECURITIES--6.10%
              Chase Mortgage Finance Corp.,
               CMO Series 1998-S6,
               Class A17,
 5,520,000     6.75%, 10/25/28 ..........    5,704,092
              GE Capital Mortgage Services,
               Inc., CMO, Series 1999-17,
               Class A4,
 3,941,057     7.00%, 11/25/07 ..........    4,087,704
              Green Point Manufactured
               Housing, Series 1999-1,
               Class A2,
 5,060,000     6.01%, 8/15/15 ...........    5,194,705
              Green Point Manufactured
               Housing, Series 1999-5,
               Class A3,
 4,880,000     7.33%, 8/15/20 ...........    5,233,159
              Merrill Lynch Mortgage
               Investors, Series 1996-C2,
               Class A3,
 3,125,000     6.96%, 11/21/28 ..........    3,293,888
              Norwest Asset Securities
               Corp., CMO, Series 1999,
               Class A4,
 5,130,000     7.25%, 12/25/29 ..........    5,358,795
              Wells Fargo Mortgage Backed
               Securities Trust,
               Series 2001-15,
               Class 1A,
 3,410,000     6.50%, 7/25/31 ...........    3,486,930
                                          ------------
TOTAL MORTGAGE BACKED SECURITIES
   (Cost $30,407,399) ...................   32,359,273
                                          ------------

              FOREIGN DEBT--0.24%
              United Mexican States,
 1,170,000     9.75%, 4/6/05 ............    1,281,150
                                          ------------
TOTAL FOREIGN DEBT
   (Cost $1,212,389) ....................    1,281,150
                                          ------------

  PRINCIPAL   SECURITY                           VALUE
     AMOUNT

              MUNICIPAL BONDS--3.75%
              Connecticut State Development
               Authority Revenue, RB,
               Series A,
$  690,000     8.38%, 10/15/04 .......... $    738,066
              Delaware River Port
               Authority, Pennsylvania &
               New Jersey, Port
               Distribution Project, RB,
               Series A, FSA,
 2,595,000     7.27%, 1/1/07 ............    2,885,666
              Greater Kentucky Housing
               Assistance Corp., Mortgage
               Revenue, RB, FHA & HUD
               Section 8 Assisted,
 1,265,000     7.20%, 2/1/06 ............    1,307,706
              Harrisburg, Pennsylvania,
               Housing Corp. Mortgage
               Revenue, RB, FHA,
 5,340,000     10.00%, 7/15/24 ..........    5,660,026
              Lansing, Michigan, Water
               & Light Water Supply Board,
               Steam & Electric Utilities
               System, RB, MBIA,
 3,155,000     7.30%, 7/1/06 ............    3,515,017
              Ross County, Ohio, Water
               Co., Inc., Water Revenue,
               RB, FGIC, 2
 2,435,000     8.25%, 8/1/25 ............    2,722,939
              Suburban Hospital Healthcare
               Systems, Inc., Suburban Rock
               Spring LLC, COP, AMBAC,
   855,000     7.87%, 2/15/27 ...........      933,301
              Suffolk Virginia
               Redevelopment & Housing
               Authority, Multi-Housing,
               RB,
 1,985,000     6.60%, 7/1/15 ............    2,129,369
                                          ------------
TOTAL MUNICIPAL BONDS
   (Cost $18,706,613) ...................   19,892,090
                                          ------------

              US GOVERNMENT & AGENCIES--3.83%
              Federal Home Loan Mortgage
               Corp., Series 1974,
               Class VC,
 5,160,000     7.00%, 1/15/11 ...........    5,521,577
              Federal Home Loan Mortgage
               Corp., Series 2344,
               Class QG,
 3,105,000     6.00%, 8/15/16 ...........    3,097,238
              Federal National Mortgage
               Association, Pool #323194,
 1,851,352     6.36%, 7/1/08 ............    1,955,440

See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       23
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS September 30, 2001 (Unaudited)


  PRINCIPAL   SECURITY                           VALUE
     AMOUNT

              Federal National Mortgage
               Association, Pool #381706,
$1,890,132     6.26%, 6/1/09 ............ $  1,985,858
              Federal National Mortgage
               Association, Pool #564318,
 2,052,718     9.00%, 11/1/30 ...........    2,176,351
              Federal National Mortgage
               Association, Series 2001-11,
               Class H,
 2,654,673     6.00%, 7/18/25 ...........    2,702,643
              Federal National Mortgage
               Association, Series 2001-48,
               Class PA,
 1,020,000     6.00%, 9/25/31 ...........    1,051,181
              Federal National Mortgage
               Association, Series 2001-51,
               Class QN,
 1,865,000     6.00%, 8/15/16 ...........    1,856,840
                                          ------------
TOTAL US GOVERNMENT & AGENCIES
   (Cost $19,358,521) ...................   20,347,128
                                          ------------

              US TREASURY SECURITIES--4.71%
              US Treasury Bill:
 2,600,000     2.49%, 10/18/013,4 .......    2,595,798
 2,400,000     2.49%, 10/18/014 .........    2,396,121
              US Treasury Bond:
11,578,000     8.13%, 8/15/19 ...........   15,193,416
   243,000     6.13%, 8/15/29 ...........      264,775
              US Treasury Note:
   848,000     6.13%, 8/15/07 ...........      934,258
 3,131,000     6.00%, 8/15/09 ...........    3,443,245
   152,000     5.88%, 11/15/04 ..........      162,996
                                          ------------
TOTAL US TREASURY SECURITIES
   (Cost $23,994,994) ...................   24,990,609
                                          ------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $486,348,763) ..................  443,886,271
                                          ------------

    SHARES    SECURITY                           VALUE

              INVESTMENTS IN AFFILIATED
              INVESTMENT COMPANIES
              MUTUAL FUND--10.88%
57,715,228    Cash Management Fund
               Institutional ............ $ 57,715,228
                                          ------------
TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $57,715,228) ...................   57,715,228
                                          ------------
TOTAL INVESTMENTS
   (Cost $544,063,991) ........... 94.52% $501,601,499
OTHER ASSETS IN EXCESS
   OF LIABILITIES ................  5.48    29,087,781
                                   -----  ------------
NET ASSETS .......................100.00% $530,689,280
                                  ======  ============

--------------------------------------------------------------------------------
1 Non-income producing security.
2 Security  exempt from  registration  under Rule 144A of the  Securities Act of
  1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. Represents 6.03% of net assets at period end.
3 Held as collateral by broker for futures contracts.
4 Rate shown is the effective yield as of September 30, 2001.
The following abbreviations are used in the portfolio description:
AMBAC --American Municipal Bond Assurance Corporation
CMO   --Collateralized Mortgage Obligations
COP   --Certificate of Participation
FGIC  --Financial Guaranty Insurance Company
FHA   --Federal Housing Administration
FSA   --Financial Security Assurance
MBIA  --Municipal Bond Investors Assurance
RB    --Revenue Bond


See Notes to Financial Statements.
--------------------------------------------------------------------------------

                                       24
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--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                          SEPTEMBER 30, 2001

ASSETS
   Investments in unaffiliated issuers, at value 1 ............................  $443,886,271
   Investments in affiliated investment companies, at value 2 .................    57,715,228
                                                                                 ------------
Total investments, at value ...................................................   501,601,499
   Foreign cash 3 .............................................................    15,082,011
   Receivable for securities sold .............................................    22,169,833
   Dividend and interest receivable ...........................................     2,404,669
   Unrealized appreciation on forward currency exchange contracts .............       391,160
   Variation margin receivable ................................................       994,248
   Prepaid expenses and other .................................................            49
                                                                                 ------------
Total assets ..................................................................   542,643,469
                                                                                 ------------
LIABILITIES
   Due to advisor .............................................................       242,722
   Payable for securities purchased ...........................................    10,444,894
   Unrealized depreciation on forward currency exchange contracts .............     1,248,310
   Accrued expenses and other .................................................        18,263
                                                                                 ------------
Total liabilities .............................................................    11,954,189
                                                                                 ------------
NET ASSETS ....................................................................  $530,689,280
                                                                                 ============
COMPOSITION OF NET ASSETS
   Paid-in capital ............................................................  $573,359,904
   Net unrealized depreciation on investments and foreign currencies ..........   (42,670,624)
                                                                                 ------------
NET ASSETS ....................................................................  $530,689,280
                                                                                 ============

--------------------------------------------------------------------------------
1 Cost of $486,348,763.
2 Cost of $57,715,228.
3 Foreign cash has a cost basis of $15,024,362.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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Asset Management Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                            FOR THE SIX MONTHS ENDED
                                                                                      MARCH 31, 2001

INVESTMENT INCOME
   Dividends from affiliated investment companies ...................................... $  1,310,233
   Dividends from unaffiliated issuers 1 ...............................................    1,865,692
   Interest ............................................................................    7,152,031
                                                                                         ------------
Total investment income ................................................................   10,327,956
                                                                                         ------------
EXPENSES
   Advisory fees .......................................................................    1,891,741
   Administration fees .................................................................      291,037
   Professional fees ...................................................................       10,939
   Trustees fees .......................................................................        5,529
   Miscellaneous .......................................................................        9,489
                                                                                         ------------
   Total expenses ......................................................................    2,208,735
   Less: fee waivers and/or expense reimbursements .....................................     (608,031)
                                                                                         ------------
   Net expenses ........................................................................    1,600,704
                                                                                         ------------
NET INVESTMENT INCOME ..................................................................    8,727,252
                                                                                         ------------
NETREALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY
   TRANSACTIONS Net realized gain (loss) from:
     Investment transactions ...........................................................    3,550,812
     Foreign currency transactions .....................................................     (231,373)
     Forward foreign currency transactions .............................................     (375,976)
     Futures transactions ..............................................................   (9,343,980)
   Net change in unrealized appreciation/depreciation on investments and foreign currencies ............................................................  (22,069,869)
                                                                                         ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES .................  (28,470,386)
                                                                                         ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ............................................. $(19,743,134)
                                                                                         ============

--------------------------------------------------------------------------------
1 Net of foreign withholding tax of $14,873.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

 ASSET MANAGEMENT                                                          FOR THE SIX                    FOR THE
                                                                          MONTHS ENDED                 YEAR ENDED
                                                                  SEPTEMBER 30, 2001 1             MARCH 31, 2001
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ................................................ $  8,727,252              $  20,270,021
   Net realized loss from investments and foreign
     currency transactions ..............................................   (6,400,517)               (11,891,681)
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies .................................  (22,069,869)               (77,597,879)
                                                                          ------------              -------------
Net decrease in net assets from operations ..............................  (19,743,134)               (69,219,539)
                                                                          ------------              -------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested .......................................   82,228,408                236,479,092
   Value of capital withdrawn ...........................................  (83,319,595)              (348,753,287)
                                                                          ------------              -------------
Net decrease in net assets from capital transactions
   in shares of beneficial interest .....................................   (1,091,187)              (112,274,195)
                                                                          ------------              -------------
TOTAL DECREASE IN NET ASSETS ............................................  (20,834,321)              (181,493,734)
NET ASSETS
   Beginning of period ..................................................  551,523,601                733,017,335
                                                                          ------------              -------------
   End of period ........................................................ $530,689,280              $ 551,523,601
                                                                          ============              =============

--------------------------------------------------------------------------------
1 Unaudited.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 ASSET                           FOR THE SIX
 MANAGEMENT                     MONTHS ENDED
 PORTFOLIO                     SEPTEMBER 30,                                        FOR THE YEARS ENDED MARCH 30,
                                      2001 1          2001         2000          1999          1998          1997
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ..............  $530,689      $551,524     $733,017      $704,127      $649,372      $348,539
   Ratios to average net assets:
     Net investment income .......      3.00%         3.19%        2.69%         2.91%         2.97%         3.12%
     Expenses after waivers ......      0.55%         0.59%        0.60%         0.60%         0.60%         0.60%
     Expenses before waivers .....      0.76%         0.76%        0.76%         0.76%         0.76%         0.76%
   Portfolio turnover rate .......        51%          118%         222%          109%          199%          137%

--------------------------------------------------------------------------------
1 Unaudited.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
The Asset Management Portfolio (the `Portfolio') is registered under the Investment Company Act of 1940 (`the Act'), as amended, as an open-end management investment company. The Portfolio was organized on June 9, 1992 and began operations on September 16, 1993.

B. VALUATION OF SECURITIES
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value under procedures adopted by the Board of Trustees.

C. SECURITIES TRANSACTIONS AND INTEREST INCOME
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. TBA PURCHASE COMMITMENTS
The Portfolio may enter into `TBA' (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the securities to be purchased decline prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under `Valuation of Securities'.

E. FOREIGN CURRENCY TRANSLATION
The books and records of the Portfolio are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the dates of such transactions.

F. FORWARD FOREIGN CURRENCY CONTRACTS
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net US dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation is determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statements of Operations may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. FUTURES CONTRACTS
The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.



--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

Futures contracts involve certain risks. These risks could include a lack of correlation between the futures contract and the corresponding securities market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

H. FEDERAL INCOME TAXES
The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required in the financial statements.

I. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
WITH AFFILIATES
As of April 30, 2001, the Portfolio had entered into an Advisory Agreement with Deutsche Asset Management, Inc., (`DeAM, Inc.'). Under this agreement, the Portfolio pays DeAM, Inc. a fee computed daily and paid monthly at an annual rate of 0.65% of the Portfolio's average daily net assets. Prior to April 30, 2001, Bankers Trust served as the Investment Advisor to the Portfolio pursuant to an Advisory Agreement.

On July 1, 2001, the Portfolio entered into an Administration Agreement with Investment Company CapitalCorp. ('ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, ICCC provides administrative services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.10% of the Portfolio's average daily net assets. Prior to July 1, 2001, Bankers Trust Company, also an indirect wholly owned subsidiary of Deutsche Bank, AG, served as the Administrator to the Fund. Bankers Trust continues to provide custody services to the Portfolio.

Effective January 2, 2001, theInvestment Advisor andAdministrator have voluntarily agreed to waive fees and/or reimburse expenses of the Asset Management Fund--Premier Class a series ofBTPyramid MutualFunds, which, in effect, reduces the Asset Management Portfolio's expenses to 0.55% of its average daily net assets. The Investment Advisor and Administrator may terminate or adjust these voluntary waivers and reimbursements at any time without notice to shareholders.

The Portfolio may invest in Cash Management Fund Institutional (`Cash Management'), currently an open-end investment company managed by DeAM,Inc. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by DeAM, Inc.

NOTE 3--LINE OF CREDIT AGREEMENT
The Portfolio is a participant with other affiliated entities in a revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this Portfolio under the credit facility for the six months ended September 30, 2001.

NOTE 4--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended September 30, 2001, were $246,358,042 and $248,291,054, respectively.

For federal income tax purposes, the tax basis of investments held at September 30, 2001, was $544,063,991. The aggregate gross unrealized appreciation for all investments at September 30, 2001, was $27,033,793 and the aggregate gross unrealized depreciation for all investments was $69,496,285.



--------------------------------------------------------------------------------

Asset Management Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 5--FUTURES CONTRACTS
A summary of obligations under these financial instruments at September 30, 2001 is as follows:

                                                                                                 Asset Management Portfolio
---------------------------------------------------------------------------------------------------------------------------

                                                                                                      Unrealized
                                                                                                    Appreciation/
Type of Futures                       Expiration  Contracts       Position       Market Value       Depreciation
---------------------------------------------------------------------------------------------------------------------------
Mini S&P Index Futures                  12/24/01          4           Long         $  208,740             $  818
S&P 500 Index Futures                   12/21/01        144           Long         37,573,200            134,136
S&P 500 Index Futures                   12/21/01        (23)          Short        (6,001,275)           (21,125)
US Treasury Notes Futures               12/20/01         62           Long          6,744,438            175,065
DAX Index Futures                       12/24/01         34           Long          3,337,558             86,601
Toronto Stock Exchange 60 Futures       12/21/01        101           Long          5,107,191            256,645
Canadian 10 Year Bond Futures           12/19/01        283           Long         18,685,012            (39,493)
---------------------------------------------------------------------------------------------------------------------------
Total                                                   605                       $65,654,864           $592,647
---------------------------------------------------------------------------------------------------------------------------

At September 30, 2001, the Portfolio has sufficient securities to cover margin requirements on open futures contracts.

NOTE 6--OPEN FORWARD FOREIGN CURRENCY
CONTRACTS A summary of obligations under these financial instruments at September 30, 2001 is as follows:


                                                                                                 Asset Management Portfolio
---------------------------------------------------------------------------------------------------------------------------

                                                                                                        Unrealized
                                                                                                     Appreciation/
                                                                                         Contract     Depreciation
Contracts to Deliver                        In Exchange For   Settlement Date         Value (US$)            (US$)
---------------------------------------------------------------------------------------------------------------------------
Purchases
---------------------------------------------------------------------------------------------------------------------------
Australian Dollar    34,571,000      US Dollar   $18,024,282         10/04/01         $17,060,892       $(963,390)
Canadian Dollar      28,125,000      US Dollar    18,039,716         10/03/01          17,803,900        (235,816)
British Pound        17,658,000      US Dollar    25,560,838         10/04/01          25,951,998         391,160
---------------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Depreciation       $(808,046)
---------------------------------------------------------------------------------------------------------------------------
Sells
---------------------------------------------------------------------------------------------------------------------------
Euro                 (1,145,000)     US Dollar  $ (1,016,645)        10/04/01         $(1,042,767)     $  (26,122)
Japanese Yen       (358,440,000)     US Dollar    (2,985,831)        10/04/01          (3,008,813)        (22,982)
---------------------------------------------------------------------------------------------------------------------------
                                                                    Total Unrealized Depreciation       $ (49,104)
---------------------------------------------------------------------------------------------------------------------------
                                                                Total Net Unrealized Depreciation       $(857,150)
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche  Asset  Management  is the  marketing  name  in the  US for  the  asset management activities ofDeutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche BancAlex. BrownInc., Deutsche Asset Management,Inc., andDeutsche Asset Management Investment Services Limited.


Asset Management Fund--Premier Class                            CUSIP #055847404
                                                                1682SA (9/01)
                                                                Printed 11/01

Distributed by:
ICC Distributors, Inc